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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                      |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement       |_|  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to
     Section 240.14a-12

                               ING INVESTORS TRUST

________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

  ____________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box): |X| No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

________________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5)  Total fee paid:
________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________
(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3)  Filing Party

(4)  Date Filed:
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                               ING INVESTORS TRUST
                   ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 262-3862

                                  June 23, 2006

Dear Variable Contract Owner/Plan Participant:

     On behalf of the Board of Trustees of ING Goldman Sachs Tollkeeper(SM) Portfolio ("Portfolio"), a series of ING Investors Trust ("IIT"), I am pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Portfolio scheduled for 10:00 a.m., local time, on July 27, 2006 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Please take the time to read the accompanying Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

     At the Special Meeting, shareholders of the Portfolio will be asked to approve a new sub-advisory agreement between Directed Services, Inc., the Portfolio's investment adviser, and ING Investment Management Co. ("ING IM"). If the Proposal is approved, ING IM would begin serving as the new sub-adviser to the Portfolio on August 7, 2006.

     The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposal is in the best interests of the Portfolio and its shareholders and unanimously recommend that you vote "FOR" the Proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JULY 27, 2006.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,



                                           /s/ James M. Hennessy
                                           -------------------------------------
                                           James M. Hennessy
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


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                               ING INVESTORS TRUST
                   ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 262-3862

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  OF ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO
                           SCHEDULED FOR JULY 27, 2006

To the Variable Contract Owners/Plan Participants:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Goldman Sachs Tollkeeper(SM) Portfolio, a series of ING Investors Trust ("IIT"), is scheduled for July 27, 2006, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereto:

          To approve a new sub-advisory agreement for the Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and ING Investment Management Co. ("ING IM).

     Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting.

     Shareholders of record as of the close of business on May 26, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN JULY 27, 2006, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new voting instruction card bearing a later date, (2) giving written notice of revocation to the Portfolio, or (3) voting in person at the Special Meeting.

                                              By Order of the Board of Trustees,


                                              /s/ Huey P. Falgout
                                              ----------------------------------
                                              Huey P. Falgout, Jr., SECRETARY

Dated: June 23, 2006

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                                 PROXY STATEMENT

                               ING INVESTORS TRUST
                   ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

                                  JUNE 23, 2006

                            TOLL FREE: (800) 262-3862
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR JULY 27, 2006

                                   ----------

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                      (This page intentionally left blank)

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WHO IS ASKING FOR MY VOTE?

     The Board of Trustees ("Board" or "Board of Trustees") of ING Investors Trust ("IIT" or "Trust") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about June 23, 2006 to you and all other shareholders of record and contract holders and plan participants who have a beneficial interest in ING Goldman Sachs Tollkeeper(SM) Portfolio ("Portfolio") as of the close of business on May 26, 2006 ("Record Date"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Portfolio.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about June 23, 2006 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the insurance company ("Insurance Company") through which they hold an interest in the Portfolio as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote their shares. Shares of the Portfolio have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are a qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of the Portfolio as of the Record Date are eligible to vote or instruct their Insurance Company or plan trustee how to vote their shares.


     Each share of each class of the Portfolio is entitled to one vote and fractional shares are counted. The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record
Date:



               CLASS                           SHARES OUTSTANDING
               -----                           ------------------
               Adviser Class (ADV Class)                  1.146
               Institutional Class (Class I)            128.463
               Service Class (Class S)            9,843,874.654
               Service 2 Class (Class S2)           903,209.988
               TOTAL                             10,747,214.143


     To the best of IIT's knowledge, as of May 26, 2006: (1) no person owned beneficially more than 5% of the outstanding shares of the Portfolio except as set out in APPENDIX A to this Proxy Statement; and (2) no Trustee or officer of the Portfolio owned beneficially more than 1% of the Portfolio's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

     The Special Meeting is being held for the following purposes:

     1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Portfolio between Directed Services, Inc. ("DSI" or "Adviser"), the Portfolio's investment adviser, and ING Investment Management Co. ("ING IM"); and

     2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposal listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Voting Instruction Card because you have the right to vote on this important Proposal concerning your investment in the Portfolio.

     The word "you" is used in this Proxy Statement to refer to the person who or the entity that has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolio are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolio's shares are, in most cases, the true "shareholders" of the Portfolio. Holders of Variable Contracts that are registered with the Securities and Exchange Commission ("SEC") ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposal set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions on how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record and Variable Contract Holders, and may include plan participants.

HOW DO I VOTE?

     Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interests in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card.

     Shares of the Portfolio are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, anInsurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions, with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.


     Variable Contract Holders permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment(s) or postponement(s) thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

     Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases to their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

     Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment(s) or postponement(s) thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

     If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at 1-800-262-3862. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.

WHO MAY CONTACT ME REGARDING THE PROPOSAL?

     In addition to solicitation by mail, certain officers and representatives of the Portfolio, officers and employees of DSI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for July 27, 2006 at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 262-3862 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

     Additional information about the Portfolio is available in its prospectus, statement of additional information and annual report to shareholders. The Portfolio's most recent annual shareholder report for the fiscal year ended December 31, 2005, has been mailed to shareholders.

     You can obtain copies of the prospectus, statement of additional information or annual shareholder report of the Portfolio, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 262-3862. This Proxy Statement should be read in conjunction with the annual shareholder report.

     Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 262-3862. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote "FOR" the Proposal described in this Proxy Statement.

                                  THE PROPOSAL

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

     The Trust and DSI wish to retain the services of ING IM as a new sub-adviser to the Portfolio. ING IM would serve as the sub-adviser to the Portfolio under the Proposed Sub-Advisory Agreement between DSI and ING IM, a copy of which is attached as APPENDIX B. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B.

     If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on August 7, 2006 and will remain in full force and effect, unless otherwise terminated, through November 30, 2007.

WHO IS THE ADVISER?


     DSI, whose principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380, is a New York corporation that serves as the investment adviser to the Portfolio. DSI also serves as the distributor of the Portfolio. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and with the NASD as a broker-dealer. DSI is a wholly-owned subsidiary of Lyon Connecticut Holdings, Inc. which, in turn, is an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. As of December 31, 2005, DSI served as adviser for approximately $22.3 billion in assets.


     The management agreement between the Trust and DSI ("Management Agreement") was last renewed by the Board, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees") on November 10, 2005. The Trust's Board unanimously approved an Amended Management Agreement on May 24, 2002. This Amended Management Agreement was approved by a majority of the shareholders of the Trust at a special meeting of the Trust's shareholders on July 10, 2002 to: (1) provide for the implementation of a manager-of-managers arrangement; (2) reduce the management fee paid to DSI for series of the Trust that had commenced operations as of April 30, 2002; (3) modify the manner in which certain expenses are allocated between the Trust and DSI; and (4) clarify that the Trust absorbs the cost of liability insurance coverage for the Independent Trustees.

     See APPENDIX C for a listing of the names, addresses and the principal occupations of the principal executive officers of DSI.

WHO IS THE CURRENT SUB-ADVISER?

     Goldman Sachs Asset Management L.P., a wholly-owned subsidiary of The Goldman Sachs Group, Inc., serves as the current sub-adviser to the Portfolio ("GSAM" or "Current Sub-Adviser"). It has its principal offices at 32 Old Slip, New York, New York 10005. GSAM offers investment solutions to institutions and individuals worldwide. The sub-advisory agreement between DSI and GSAM, dated May 1, 2001 ("Current Sub-Advisory Agreement"), was last approved by the initial shareholder on May 1, 2001. More recently, the Current Sub-Advisory Agreement was approved by the initial shareholder of Adviser Class shares on October 31, 2005 and the initial shareholder of Initial Class shares on April 28, 2006. In addition, the Current Sub-Advisory Agreement was approved by the Board on November 10, 2005. ING Investments paid $370,014 in sub-advisory fees to GSAM for its services to the Portfolio for the fiscal year ended December 31, 2005.

WHO IS THE PROPOSED SUB-ADVISER?

     ING IM, a Connecticut corporation, serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts. Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2005, ING IM managed over $59.4 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

     See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING IM. As of December 31, 2005, no Trustee or Officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of ING IM.

HOW WILL THE PROPOSAL, IF APPROVED, AFFECT THE MANAGEMENT OF THE PORTFOLIO?

     As discussed above, the day-to-day management of the Portfolio is currently provided by GSAM. If the Proposed Sub-Advisory Agreement is approved, DSI would terminate the sub-advisory relationship with GSAM and engage the services of ING IM as sub-adviser to the Portfolio. DSI would continue to be responsible for monitoring the investment program and performance of ING IM.

     If the Proposal is approved and ING IM is appointed as sub-adviser under the Proposed Sub-Advisory Agreement, the Portfolio would be managed by Michael Pytosh. Michael Pytosh has over 19 years of investment experience and joined ING IM in 2004. Prior to 2004, Mr. Pytosh has been with Lincoln Equity Management,

LLC since 1996, where he started as a technology sector analyst and ultimately took on the role of the firm's president.


WILL THERE BE ANY CHANGES TO THE PRINCIPAL INVESTMENT STRATEGIES OF THE
PORTFOLIO?


     Yes. The Portfolio commenced operations on May 1, 2001, and on August 1, 2004, GSAM implemented the Portfolio's current strategy of investing at least 80% of its net assets in equity securities of "Tollkeeper" companies which are technology, media and/or service companies believed to be of high quality and that adopt or use technology to improve cost structure, revenue opportunities or competitive advance.

     If the Proposal is approved, ING IM will manage the Portfolio's investment portfolio using a different investment strategy ("New Investment Strategy") as follows:

     The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in companies whose primary business is the manufacturing of goods or provision of value-added services within or to the Information Technology industry, as well as to other related industries such as Telecommunications Services, Media and certain other companies whose businesses may fit such a description. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio invests in securities of issuers in a number of different countries, including the United States. Opportunistic investments may be placed in companies in the Biotechnology and Medical Devices industries if the Sub-Adviser believes a company has a promising product which can be brought to market profitably and with high barriers to competitive threat. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing differentiated products and market-leading technologies.

     The Portfolio will invest in companies of all sizes, including small- and mid-capitalization companies, which tend to carry greater risk than larger capitalization companies. The Portfolio may also invest in securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), and certain options and financial futures contracts ("derivatives").

     Consistent with the proposed change to the Portfolio's principal investment strategies, the Portfolio's name will be changed to ING Global Technology

Portfolio. The Board believes that this name change is necessary to more accurately reflect the Portfolio's New Investment Strategy.

WHAT ARE THE KEY RISKS ASSOCIATED WITH THE NEW INVESTMENT STRATEGY?


     The following outlines the principal risks of investing in the Portfolio under the New Investment Strategy. Convertible Securities Risk, Industry Concentration Risk, Mid-Capitalization Company Risk and Small-Capitalization Company risks will be new principal risks of investing in the Portfolio. Internet Risk will no longer apply under the New Investment Strategy.


     You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

     CONVERTIBLE SECURITIES RISK - The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     DERIVATIVES RISK - The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. The Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

     EMERGING MARKETS RISK - Emerging markets are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

     EQUITY SECURITIES RISK - Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

     FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

     GROWTH INVESTING RISK - Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

     INDUSTRY CONCENTRATION RISK - When the Portfolio invests primarily in securities of companies in a particular market industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

     LIQUIDITY RISK - Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     MANAGER RISK - The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. The Sub-Adviser could do a poor job in executing an investment strategy. The Sub-Adviser may use investment techniques or invest in securities that are not part of the Portfolio's principal investment strategy. For example, if market conditions warrant, the Portfolio may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, the Portfolio may shift to preferred stocks and larger capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolio and cause it to miss investment opportunities. Individuals primarily responsible for managing the Portfolio may leave the firm or be replaced.

     MARKET AND COMPANY RISK - The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

     MID-CAPITALIZATION COMPANY RISK - Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

     PRICE VOLATILITY RISK - The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     SECTOR RISK - A sector is a group of selected industries, such as technology. The Portfolio invests significant assets in securities of issuers in the technology sector. Consequently, volatility in that sector will have a greater impact on the Portfolio than it would on a portfolio that has securities representing a broader range of investments.

     SMALL-CAPITALIZATION COMPANY RISK - Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies.

     Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

WHAT ARE THE TERMS OF THE MANAGEMENT AGREEMENT WITH DSI?

     The Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, DSI may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Trust's portfolios. DSI may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio's investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio. If the Proposed Sub-Advisory Agreement is approved, DSI would oversee the investment management services of ING IM.

     The Management Agreement provides that DSI is liable and shall indemnify IIT for any losses incurred by IIT to the extent that such losses resulted from an act or omission on the part of DSI or its officers, directors or employees that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by DSI of its duties under the Management Agreement. After an initial two-year term, the Management Agreement continues in effect with respect to a series from year to year, so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Management Agreement nor "interested persons" (as defined in the 1940 Act) of any such party nor have any interest in the Management Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Management Agreement provides that DSI is paid an advisory fee at an annual rate of 1.35% of the first $1 billion of the Portfolio's average daily net assets and 1.25% of the Portfolio's average daily net assets in excess of $1 billion. If the Proposal is approved, effective August 7, 2006, the management fee payable under the Management Agreement will be decreased to an annual rate of 1.25% of the first $1 billion of the Portfolio's average daily net assets and $1.15% of the Portfolio's average daily net assets in excess of $1 billion.

     DSI, and not the Portfolio, bears the expense of the services provided by GSAM and to be provided by ING IM.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The material terms of the Proposed Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, with the following exceptions (1) the effective dates, durations, and termination provisions differ; (2) the Proposed Sub-Advisory Agreement is governed under the laws of Delaware as opposed to Massachusetts; (3) the sub-advisory fees differ; (4) the Proposed Sub-Advisory Agreement contains updated provisions governing proxy voting, and valuation procedures; (5) the Proposed Sub-Advisory Agreement contains new provisions which require the sub-adviser to provide reports to DSI regarding management information, a compliance checklist, performance information, asset composition and confirmation of investment objective; (6) the Proposed Sub-Advisory Agreement requires the sub-adviser to furnish requested information to regulatory authorities; (7) the Proposed Sub-Advisory Agreement does not give the sub-advisor the authority to retain persons necessary to assist in the management of the Portfolio; (8) the Proposed Sub-Advisory Agreement has various amendments to the broker-dealer selection and compensation provisions; and (9) the Proposed Sub-Advisory Agreement reflects the addition of provisions regarding marketing materials, amendments to the compliance provisions, and amendments to the indemnification provisions.

     Under the Proposed Sub-Advisory Agreement, ING IM, subject to the supervision and control of the Board and DSI, acts as the Portfolio's sub-adviser and supervises and directs the Portfolio's investments. Under the Proposed Sub-Advisory Agreement, ING IM obtains and evaluates information it deems necessary or useful in the discharge of its obligations to the Portfolio, and formulates and implements a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, as provided in the Portfolio's Prospectus and Statement of Additional Information, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended.

     Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM would be paid by DSI and not by the Portfolio and will not increase the overall management fee of the Portfolio. The sub-advisory fee payable under the Current Sub-Advisory Agreement is computed at an annual rate of 0.55% of the first $100 million of the Portfolio's average daily net assets and 0.50% of the Portfolio's average daily net assets in excess of $100 million. The sub-advisory fee payable under the Proposed Sub-Advisory Agreement will increase to an annual rate of 0.5625% of the first $1 billion of the Portfolio's average daily net assets and 0.5175% of the Portfolio's average daily net assets in excess of $1 billion.

     The following table reflects the fees paid by DSI to the Current Sub-Adviser for services rendered with respect to the Portfolio for the period from January 1, 2005 to December 31, 2005, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period. Since DSI pays the sub-advisory fee out of its management fee, the changes will not alter the Portfolio's expenses paid by the shareholders or otherwise impact the Portfolio's expense ratio.

                          HYPOTHETICAL
    FEE PAID TO            FEE PAID TO
CURRENT SUB-ADVISER   PROPOSED SUB-ADVISER   INCREASE/DECREASE
-------------------   --------------------   -----------------
      $370,014              $385,479               4.18%

     At current asset levels, the sub-advisory fee payable by DSI to ING IM would increase under the Proposed Sub-Advisory Agreement. Under the Proposed Sub-Advisory Agreement, the fee rate payable by DSI to ING IM would increase to 0.5625% effective August 7, 2006. As of March 31, 2006, the net assets of the Portfolio were $85,853,532.

     As noted above, the expected change in the sub-advisory fee payable under the Proposed Sub-Advisory Agreement will not affect the fees payable by the Portfolio to DSI because DSI, and not the Portfolio, would bear the expense of sub-advisory services provided by ING IM.

     DSI has entered into a written expense limitation agreement with the Portfolio pursuant to which DSI has agreed to waive or limit its fees through at least May 1, 2007. In connection with this agreement and certain U.S. tax requirements, DSI will assume other expenses so that the total annual ordinary operating expenses of the Portfolio, which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio's business and expenses of any counsel or other persons or services retained by the Portfolio's Trustees who are not "interested persons" (as defined in the 1940 Act) of DSI or ING IM, do not exceed 1.75% for Class A shares, 1.55% for Service 2 Class shares, 1.40% for Service Class shares and 1.15% for Institutional Class shares, computed as a percentage of the Portfolio's average daily net assets. If the Proposal is approved, effective August 7, 2006, the expense limits will be decreased to 1.65% for Class A shares, 1.45% for Service 2 Class shares, 1.30% for Service Class shares and 1.05% for Institutional Class shares. The Portfolio may at a later date reimburse DSI for management fees waived and other expenses assumed by DSI during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentages described above. DSI has voluntarily agreed to waive its rights to recoupment for the period from January 1, 2005 through December 31, 2006.

     The expense limitations are contractual and shall renew automatically for one-year terms unless DSI provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the Management Agreement. The expense limitation agreement will remain in place whether or not the Proposed Sub-Advisory Agreement is approved by shareholders.

     The Proposed Sub-Advisory Agreement provides that neither ING IM nor any of its directors, officers, employees or agents shall be liable to DSI or IIT for any loss or expense suffered by DSI or IIT resulting from its acts or omissions as sub-adviser to the Portfolio, except for losses or expenses to DSI or IIT resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, ING IM's duties under the Proposed Sub-Advisory Agreement.

     The Proposed Sub-Advisory Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days prior written notice to DSI and ING IM. This Agreement may also be terminated:
(1) by DSI upon at least 60 days prior written notice to ING IM and the Portfolio; (3) by ING IM upon three months' written notice unless the Portfolio or DSI requests additional time to find a replacement sub-adviser in which case ING IM shall allow the additional time requested not to exceed three additional months; and (4) in the event DSI or ING IM ceases to be registered as an investment adviser or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Portfolio or in the event DSI becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement. The Proposed Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Management Agreement between IIT and DSI.

     The Proposed Sub-Advisory Agreement was approved with respect to the Portfolio by the Board, including a majority of the Independent Trustees, on May 25, 2006.

WHAT IS THE REQUIRED VOTE?

     Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of: the holders of (1) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

     If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the Current Sub-Advisory Agreement and the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

     At an executive session of the Independent Trustees held on May 24, 2006 and a meeting of the full Board held on May 25, 2006, the Independent Trustees and the Board considered a proposal from the Adviser to terminate GSAM as sub-adviser to the Portfolio and to appoint ING IM as sub-adviser to the Portfolio under the Proposed Sub-Advisory Agreement. In determining whether to take these actions, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement should be approved for the Portfolio. The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following: (1) a memorandum presenting management's rationale for proposing a change in sub-adviser to the Portfolio and its recommendation that ING IM be appointed as the sub-adviser to the Portfolio; (2) information about the proposed new portfolio management team for the Portfolio and the changes that would be made to the Portfolio's investment strategies to accommodate ING IM's investment style in the event ING IM was appointed as the Portfolio's sub-adviser; (3) responses from ING IM to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP, independent legal counsel, on behalf of the Non-Interested Trustees;
(4) supporting documentation, including a copy of the form of Sub-Advisory Agreement with ING IM on behalf of the Portfolio; and (5) other information relevant to the Board's evaluation.

     At the Board meeting at which the Proposed Sub-Advisory Agreement was considered, the Board received and evaluated the report of a committee of the Board called the Domestic Equity Investment Review Committee, which had met with the proposed managers to the Portfolio. The Board considered, among other things, the written policies and procedures of ING IM that are reasonably designed to prevent violation of the federal securities laws. In addition, the Board also considered a report of the Contracts Committee with respect to the fee and contract arrangements.


     In determining whether to terminate the Current Sub-Advisory Agreement, the Board considered: (1) the Portfolio has delivered inconsistent performance to shareholders; (2) the unique management style of GSAM lacks broad appeal; and
(3) an effort by the Adviser to reduce the number of outside investment advisory firms engaged in sub-advisory roles, where appropriate.

     The Board's consideration of whether to approve the Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) the view of DSI with respect to the reputation of ING IM as an investment manager; (2) ING IM's strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as the Portfolio's sub-adviser; (6) the costs for the services to be provided by ING IM; (7) the sub-advisory fee payable by DSI to ING IM and the profitability of DSI; (8) ING IM's operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (9) ING IM's financial condition;
(10) the appropriateness of the selection of ING IM in light of the Portfolio's investment objective and investor base; (11) ING IM's Code of Ethics, and related procedures for complying with that Code; and (12) the fact that the expenses of the proxy solicitation will be born by the Adviser and not by the Portfolio.

     After its deliberation, the Board reached the following conclusions: (1) subject to shareholder approval of the Proposed Sub-Advisory Agreement, GSAM will be terminated as sub-adviser to the Portfolio; (2) ING IM should be appointed as the new sub-adviser to the Portfolio; (3) the Proposed Sub-Advisory Agreement should be submitted to shareholders for approval; and (4) the sub-advisory fee rate payable by DSI to ING IM is reasonable in the context of all factors considered by the Board.

     Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based on its review and after considering DSI's recommendation, the Board concluded that engaging ING IM as sub-adviser would be in the best interests of the Portfolio and its shareholders. The Board then approved the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Portfolio vote "FOR" the Proposal to approve the Proposed Sub-Advisory Agreement.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

     The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     May 26, 2006 has been chosen by the Board as the Record Date. Each share of each class of the Portfolio on the Record Date is entitled to one vote. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of the Portfolio's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

     An Insurance Company will vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Holders. If a Variable Contact Holder executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposal. An Insurance Company will also vote shares of the Portfolio held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

     In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) or postponement(s) in their discretion.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IIT a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIO?

     DSI has entered into an Administrative Services Sub-Contract with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"). ING Funds Services' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     The Portfolio anticipates that ING Funds Services will continue to provide administrative services following the approval of the Proposed Sub-Advisory Agreement.

     During the fiscal year ended December 31, 2005, the Portfolio did not pay any commissions to affiliated broker-dealers.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. DSI will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.


     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.



                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        SECRETARY

June 23, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

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

                                   APPENDIX A

          BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE PORTFOLIO
                               AS OF MAY 26, 2006

                                              PERCENT OF CLASS
                                                AND TYPE OF
NAME AND ADDRESS OF SHAREHOLDER                  OWNERSHIP*
------------------------------------------   -----------------
ING Investments LLC                          100.0% ADV Class;
Attn: Lydia Homer                            Beneficial
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2160

ING Life Insurance & Annuity Co              98.9% Class I;
151 Farmington Ave                           Beneficial
Hartford, CT 06156-0001

ING USA Annuity and Life Insurance Company   99.6% Class S;
1475 Dunwoody Dr                             100.0% Class S2;
West Chester, PA 19380-1478                  Beneficial

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

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

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT
                                     BETWEEN
                             DIRECTED SERVICES, INC.
                                       AND
                          ING INVESTMENT MANAGEMENT CO.

                                     FORM OF
                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                             DIRECTED SERVICES, INC.

                                       AND

                          ING INVESTMENT MANAGEMENT CO.

Series                                        ANNUAL SUB-ADVISER FEE
------                                        ----------------------
                                   (as a percentage of average daily net assets)

ING Global Resources Portfolio    0.4000%

ING Global Technology Portfolio   0.5625% on first $1 billion
                                  0.5175% on assets thereafter

ING International Portfolio       0.4500% on first $500 million
                                  0.3600% on assets in excess of $500 million

ING Limited Maturity Bond         0.1575% on the first $200 million in combined
Portfolio and ING Liquid          assets of these Series
Assets Portfolio                  0.1350% on the next $300 million
                                  0.1125% on assets in excess of $500 million

ING Stock Index Portfolio         0.1170%

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                    FIRST AMENDMENT TO SUB-ADVISORY AGREEMENT

                               ING INVESTORS TRUST

     This First Amendment, effective as of September 1, 2003, amends the Sub-Advisory Agreement (the "Agreement") dated the 1st day of August, 2003 between Directed Services, Inc., a New York corporation (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser") with regards to ING International Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Series, and ING Stock Index Portfolio each a Series of ING Investors Trust.

                                   WITNESSETH

     WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of September 1, 2003.

     NOW, THEREFORE, the parties agree as follows:

     1. The following Section 11 is hereby inserted between existing Section 10 and Section 11:

     11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

     2. Each Section number and applicable references to each Section following the inserted Section 11 above, will increase numerically by one (i.e., Section 13 will be Section 14, etc.).

     3. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     4. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                        Directed Services, Inc.


                                        By: /s/ DAVID L. JACOBSON
                                            ------------------------------------
                                        Name:   David L. Jacobson
                                              ----------------------------------
                                        Title:  Senior Vice President
                                               ---------------------------------


                                        AELTUS INVESTMENT Management, Inc.


                                        By:  /s/ MICHAEL GIOFFRE
                                             -----------------------------------
                                        Name:    Michael Gioffre
                                              ----------------------------------
                                        Title:   Senior Vice President
                                               ---------------------------------

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                             SUB-ADVISORY AGREEMENT

                               ING INVESTORS TRUST

          AGREEMENT made this 1st day of August 2003 between Directed Services, Inc., a New York corporation (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser").

          WHEREAS, ING Investors Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

          WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

          WHEREAS, the Fund may offer shares of additional series in the future; and

          WHEREAS, pursuant to a Management Agreement, dated October 24, 1997, as amended (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

          WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

          NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

          1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify

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the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

          2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

          (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

          (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

          (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any

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proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

          The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

          (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

          (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

          (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

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          (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

          (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end:

          (i) A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

          (ii) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

          (iii) Confirmation of each Series' current investment objective and Sub-Adviser's projected plan to realize the Series' investment objectives.

          (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series' style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

          (d) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (e) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

          3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

          4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about

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the Sub-Adviser or information relating, directly or indirectly, to the
Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV,
Part II, at the time the Form ADV is filed with the SEC.

          5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

          6. COMPENSATION. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

          7. MARKETING MATERIALS.

          (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the

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Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

          (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

          8. COMPLIANCE.

          (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

          (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

          (c) The Manager agrees that it shall promptly notify the Sub-Adviser
(1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has

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ceased to qualify or might not qualify as a regulated investment company under
Subchapter M of the Internal Revenue Code.

          9. BOOKS AND RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

          10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

          11. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

          12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

          13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if

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any, who, within the meaning of Section 15 of the 1933 Act controls the
Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

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          14. INDEMNIFICATION.

          (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to

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be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The Manager shall not be liable under Paragraph (a) of this
Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

          (d) The Sub-Adviser shall not be liable under Paragraph (b) of this
Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

          15. DURATION AND TERMINATION.

          (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until September 1, 2003 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty
(60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

          In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

          (b) NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Fund:

               ING Investors Trust
               1475 Dunwoody Drive
               West Chester, PA 19380
               Attention: Terrence Davis

          If to the Sub-Adviser:

               Aeltus Investment Management, Inc.
               10 State House Square
               Hartford, CT 06103-3602
               Attention: Michael Gioffre

          16. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

          17. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

          (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (d) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

          (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

          (g) This agreement may be executed in counterparts.

               IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                        DIRECTED SERVICES, INC.

                                        By: /s/ DAVID L. JACOBSON
                                            ------------------------------------
                                     Title:     Senior Vice President
                                            ------------------------------------


                                        AELTUS INVESTMENT MANAGEMENT, INC.

                                        By: /s/ MICHAEL GIOFFRE
                                            ------------------------------------
                                      Title:    Senior Vice President
                                            ------------------------------------

                                   SCHEDULE A

                               with respect to the

                             SUB-ADVISORY AGREEMENT

                                     between

                             DIRECTED SERVICES, INC.

                                       and

                       AELTUS INVESTMENT MANAGEMENT, INC.

Series                                    Annual Sub-Adviser Fee
------                                    ----------------------
                              (as a percentage of average daily net assets)

ING International Portfolio   0.6500% of first $150 million of assets
                              0.5500% of assets in excess of $150 million

ING Stock Index Portfolio     0.03%

                                   APPENDIX C

             PRINCIPAL EXECUTIVE OFFICERS OF DIRECTED SERVICES, INC.
                                  1475 DUNWOODY
                      WEST CHESTER, PENNSYLVANIA 19380-1478

                                 NAME AND TITLE
                    James R. McInnis - Director and President
                            Alan G. Hoden - Director
                          Stephen J. Preston - Director
               David S. Pendergrass - Vice President and Treasurer
                    David L. Jacobson - Senior Vice President
                          Kimberly J. Smith - Secretary

               PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTORS TRUST
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
                       James M. Hennessy - President, CEO
             Joseph M. O'Donnell - Executive Vice President and CCO
                  Michael J. Roland - Executive Vice President
         Todd Modic - Senior Vice President, CFO and Assistant Secretary
                   Stanley D. Vyner - Executive Vice President
     Robert S. Naka - Executive Vice President, COO and Assistant Secretary
                  Kimberly A. Anderson - Senior Vice President
                   Ernest J. C'Debaca - Senior Vice President
                      Robert Terris - Senior Vice President
                  Robyn Ichilov - Vice President and Treasurer
                       Maria M. Anderson - Vice President
                      Lauren D. Bensinger - Vice President
                          Mary Gaston -- Vice President
                        Huey P. Falgout, Jr. - Secretary
                     Theresa K. Kelety - Assistant Secretary
                        Healy Webb - Assistant Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                  Michael J. Roland - Executive Vice President
             Lydia Homer - Senior Vice President, CFO and Treasurer
     Robert S. Naka - Executive Vice President, COO and Assistant Secretary
                   Ernest J. C'Debaca - Senior Vice President
                       Todd Modic - Senior Vice President
                      Lauren D. Bensinger - Vice President
                 Peter Caldwell - Vice President and Controller
               Huey P. Falgout, Jr. - Vice President and Secretary
      Kimberly A. Anderson - Senior Vice President and Assistant Secretary

                         PRINCIPAL EXECUTIVE OFFICERS OF
                          ING INVESTMENT MANAGEMENT CO.
                                 230 PARK AVENUE
                            NEW YORK, NEW YORK 10169

                                 NAME AND TITLE
                       Robert Crispin - President and CEO

                               J. Scott Fox - COO

                                Rick Nelson - CIO

                      Paul Gyra - Executive Vice President

                    Greg McGreevey - Executive Vice President
                      James Kase - Executive Vice President
                      Mark Weber - Chief Marketing Officer
                      Arthur Kalita - Senior Vice President
                                Jeff Becker - CFO
                              Michael Gioffre - CCO
                          Gerald Lins - General Counsel

[INSERT ING LOGO & ADDRESS]

VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THE PROXY CARD, SIGN AND DATE THE PROXY CARD AND RETURN IN THE ENVELOPE PROVIDED.

ING INVESTORS TRUST PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

     The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them ("Proxies"), with full power of substitution designated by them or their Insurance Company, to vote all shares, which the undersigned is entitled to vote, or to which he or she has beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders ("Special Meeting") of the ING Goldman Sachs Tollkeeper(SM) Portfolio (the "Portfolio") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on July 27, 2006 at 10:00a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL.

  PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.


------------------------------          -----------------
Signature(s) (if held jointly)          Date

     This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.

     TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

     To approve a new sub-advisory agreement for ING Goldman Sachs Tollkeeper Portfolio (the "Portfolio") between Directed Services, Inc., the Portfolio's investment adviser, and ING Investment Management Co.

For | |                           Against | |                        Abstain | |

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THE VOTING INSTRUCTION CARD, SIGN AND DATE THE VOTING INSTRUCTION CARD AND RETURN IN THE ENVELOPE PROVIDED.

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                   JULY 27, 2006
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

     The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the Portfolio attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION FORM, THE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO ALL VOTING INSTRUCTIONS FOR THE PORTFOLIO ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT, WHEN APPLICABLE. THE PROXIES VOTING SHARES AT THE SPECIAL MEETING ON BEHALF OF THE INSURANCE COMPANY ARE AUTHORIZED TO VOTE, AT THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

             VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED BELOW.


-------------------------------         -----------------
Signature (s) (if held jointly)         Date

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.

     TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

     THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To approve a new sub-advisory agreement for ING Goldman Sachs Tollkeeper Portfolio (the "Portfolio") between Directed Services, Inc., the Portfolio's investment adviser, and ING Investment Management Co.

     For |_|                       Against |_|                       Abstain |_|

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.